UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a party other than the Registrant    ☐

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☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☑    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

WD-40 COMPANY

(Name of Registrant as Specified In  Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

WD-40 COMPANY
2022 Annual Meeting
Vote by December 12, 2022
11:59 PM ET

You invested in WD-40 COMPANY and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on December 13, 2022.**

Get informed before you vote

View the AR/PS Wrap online OR you can receive a free paper or email copy of the material(s) by requesting prior to November 29, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

December 13, 2022
10:00 AM PST

Virtually via the internet at:
https://meetnow.global/M9Z7T5K.
You must register by following the instructions in the "How can I participate in the virtual Meeting" section of the proxy statement.

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

WD-40 COMPANY
2022 Annual Meeting
Vote by December 12, 2022
11:59 PM ET

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1A	Steven A. Brass	For
1B	Cynthia B. Burks	For
1C	Daniel T. Carter	For
1D	Melissa Claassen	For
1E	Eric P. Etchart	For
1F	Lara L. Lee	For
1G	Edward O. Magee, Jr.	For
1H	Trevor I. Mihalik	For
1I	Graciela I. Monteagudo	For
1J	David B. Pendarvis	For
1K	Gregory A. Sandfort	For
1L	Anne G. Saunders	For
2.	To hold an advisory vote to approve executive compensation;	For
3.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2023; and	For
4.	Such other business as may properly come before the meeting or any adjournment thereof.	

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**